Exhibit 99.1

South Plains Financial, Inc. Announces Authorization of a Stock Buyback Program

Lubbock, Texas, March 16, 2020 – South Plains Financial, Inc. (“SPFI” or the “Company”) (Nasdaq: SPFI) the parent company of City Bank, today announced that the board of directors of SPFI (the “Board”) has authorized a stock buyback program pursuant to which the Company may, from time to time, purchase up to $10 million of its outstanding shares of common stock.  The shares may be repurchased from time to time in privately negotiated transactions or the open market, including pursuant to a Rule 10b5-1 trading plan adopted by the Company, and in accordance with applicable regulations of the SEC.  The Company is not obligated to purchase any shares of its common stock under the stock buyback program, and the timing and exact amount of any repurchases will depend on various factors, including the performance of the Company’s stock price, general market and other conditions, applicable legal requirements and other factors.  The stock buyback program has an expiration date of April 15, 2021.  The stock buyback program may be terminated or amended by the Board at any time prior to the expiration date.

About South Plains Financial, Inc.

South Plains is the bank holding company for City Bank, a Texas state-chartered bank headquartered in Lubbock, Texas.  City Bank is one of the largest independent banks in West Texas and has additional banking operations in the Dallas, El Paso, Greater Houston, the Permian Basin, and College Station Texas markets, and the Ruidoso and Eastern New Mexico markets.  South Plains provides a wide range of commercial and consumer financial services to small and medium-sized businesses and individuals in its market areas.  Its principal business activities include commercial and retail banking, along with insurance, investment, trust and mortgage services.  Please visit https://www.spfi.bank for more information.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Any statements about our expectations, beliefs, plans, strategies, predictions, forecasts, objectives or assumptions of future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual strategies, actions or results to differ materially from those expressed in them, and are not guarantees of timing, future results or other events or performance. Because forward-looking statements are based on management’s current expectations, assumptions and estimates on the date hereof, and there can be no assurance that actual strategies, actions or results will not differ materially from expectations, you are cautioned not to place undue reliance on such statements. Additional information regarding certain risks, uncertainties and other factors that could cause actual strategies, actions and results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including under the heading “Risk Factors” in our registration statement on Form S-1 deemed effective on May 8, 2019 and any updates to those risk factors set forth in SPFI’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Any forward-looking statement speaks only as of the date on which it is made, and except as required by law, SPFI undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

Contact:	Curtis C. Griffith, Chairman and CEO
cgriffith@city.bank
806-792-7101